Exhibit 10.1
SECOND AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT
This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated effective as of September 24, 2025 (the “Second Amendment Effective Date”), is among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), the other guarantors party hereto (such guarantors, together with the Borrower and the MLP, the “Loan Parties”), the Lenders (as defined below) party hereto, and ROYAL BANK OF CANADA, a Canadian chartered bank under and governed by the provisions of the Bank Act, being S.C. 1991, c.46, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) under the Credit Agreement referred to below.

WHEREAS, the Borrower, the MLP, the guarantors party thereto, the Administrative Agent, the Collateral Agent, the L/C Issuers party thereto and the lenders party thereto are parties to that certain Amendment and Restatement Agreement dated as of January 30, 2023, which established, and resulted in the effectiveness of, that certain Fourth Amended and Restated Credit Agreement dated effective as of February 8, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as the same may be further amended, restated, supplemented or otherwise modified from time to time, including by and after giving effect to this Second Amendment, the “Credit Agreement”), among the Borrower, the MLP, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent, pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower;
WHEREAS, effective as of the Second Amendment Effective Date, the parties hereto are entering into this Second Amendment to, among other things, on the terms and subject to the conditions set forth herein, (a) decrease the Commitments from $150,000,000 to $130,000,000, (b) extend the Maturity Date from February 8, 2027 to November 16, 2027, (c) amend certain of the financial covenants set forth therein and (d) amend certain other terms of the Existing Credit Agreement as provided for in Section 2 hereof;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Definitions. Unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement shall have the meanings given such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Existing Credit Agreement shall apply to this Second Amendment mutatis mutandis.
Section 2.    Amendments to Existing Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, but subject to the satisfaction or waiver of each condition precedent set forth in Section 3 hereof, the

Existing Credit Agreement shall be amended effective as of the Second Amendment Effective Date in the manner provided in this Section 2.
(a)    Amendment to Definition of “Commitment”, “Loan Documents” and “Maturity Date”. Section 1.01 of the Existing Credit Agreement shall be amended to amend and restate the definition of “Loan Documents” in its entirety to read in full as follows:
“Commitment” means (i) as to any Lender, the obligation of such Lender to make Loans to, and to purchase participations in respect of Letters of Credit issued for the account of, the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 hereto, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including Section 2.13) and (ii) as to all Lenders, the aggregate commitment of all Lenders to make Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including Section 2.13). The aggregate amount of the Lender’s Commitments on the Second Amendment Effective Date is $130,000,000.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Intercreditor Agreement, each Note (including any amended and restated Note), the Master Consent to Assignment, each of the Collateral Documents, the Agent/Arranger Fee Letters, the Engagement Letter, each Borrowing Notice, each Compliance Certificate, the Guaranties, each Letter of Credit Application and each other agreement, document or instrument executed and delivered by a Loan Party from time to time in connection with this Agreement and the Notes.
“Maturity Date” means the earliest to occur of (a) November 16, 2027, (b) the date of termination of the Commitments by the Borrower pursuant to Section 2.05, and (c) the date of termination of the Commitments pursuant to Section 8.02.
(b)    New Definitions. Section 1.01 of the Existing Credit Agreement shall be further amended to add thereto, in alphabetical order, the following definition that shall read in full as follows:
“Second Amendment” means that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of the Second Amendment Effective Date, by and among the Borrower, the MLP, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.
“Second Amendment Effective Date” means September 24, 2025.

(c)    Amendment to Section 7.14(a) of the Existing Credit Agreement. Section 7.14(a) of the Existing Credit Agreement shall be amended and restated in its entirety to read in full as follows:
(a)    Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the end of any fiscal quarter to be less than:
(i)    with respect to each fiscal quarter from and after the Restatement Effective Date through and including the fiscal quarter ended December 31, 2024, 2.00 to 1.00; and

(ii)    with respect to each fiscal quarter ending thereafter, 1.75 to 1.00.

(d)    Amendment to Section 7.14(b) of the Existing Credit Agreement. Section 7.14(b) of the Existing Credit Agreement shall be amended and restated in its entirety to read in full as follows:
(b)    Total Leverage Ratio. Permit the Total Leverage Ratio as of the end of any fiscal quarter to be greater than (i) with respect to each fiscal quarter from and after the Restatement Effective Date until the fiscal quarter ended December 31, 2024, 4.75 to 1.00, (ii) with respect to each of the fiscal quarters ended March 31, 2025 and June 30, 2025, 4.50 to 1.00 and (iii) with respect to each fiscal quarter ending thereafter, 4.75 to 1.00.

(e)    Amendment to Section 7.14(c) of the Existing Credit Agreement. Section 7.14(c) of the Existing Credit Agreement shall be amended and restated in its entirety to read in full as follows:
(c)    First Lien Leverage Ratio. Permit the First Lien Leverage Ratio as of the end of any fiscal quarter to be greater than:

(i)    with respect to each fiscal quarter from and after the Restatement Effective Date through and including the fiscal quarter ended December 31, 2024, 1.50 to 1.00; and

(ii)    with respect to each fiscal quarter ending thereafter, 1.25 to 1.00.

(f)    Replacement of Schedule 2.01 to the Credit Agreement. Schedule 2.01 to the Existing Credit Agreement is hereby replaced in its entirety with Schedule 2.01 attached hereto and Schedule 2.01 attached hereto is hereby deemed to be attached as Schedule 2.01 to the Credit Agreement. After giving effect to this Second Amendment, each Lender hereby agrees that (i) its Commitment and Applicable Percentage under the Credit Agreement effective as of the Second Amendment Effective Date shall be in the amount set forth opposite such Lender’s name on Schedule 2.01 to the Credit Agreement (as amended hereby) and (ii) after giving effect to any Borrowing made on the Second Amendment Effective Date, each Lender holds Loans

(and participations in Letters of Credit) in its Applicable Percentage of all outstanding Loans (and participations in Letters of Credit), including with respect to portions of any outstanding SOFR Loans which SOFR Loans shall otherwise remain outstanding through the last day of the Interest Period applicable thereto unless repaid prior thereto by the Borrower.
(g)    Replacement of Exhibit C to the Existing Credit Agreement. Exhibit C to the Existing Credit Agreement is hereby replaced in its entirety with Exhibit C attached hereto, and Exhibit C attached hereto is hereby deemed to be attached as Exhibit C to the Credit Agreement.
Section 3.    Conditions Precedent. This Second Amendment (including the amendments contained in Section 2 hereof) is subject to the satisfaction or waiver of the conditions set forth below in this Section 3.
(a)    Counterparts. The Administrative Agent shall have received counterparts of this Second Amendment (which may be by electronic transmission) duly executed by the Borrower, the MLP, each of the other Loan Parties, the Administrative Agent, the Collateral Agent and each Lender.
(b)    Notes. The Administrative Agent shall have received duly executed Notes (or any amendment and restatement thereof, as the case may be) payable to each Lender requesting a Note (or any amendment and restatement thereof, as the case may be) in a principal amount equal to its Commitment (after giving effect to this Second Amendment) dated as of the Second Amendment Effective Date.

(c)    Legal Opinion. The Administrative Agent shall have received a legal opinion from Baker Botts L.L.P., counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.
(d)    Responsible Officer’s Certificate. The Administrative Agent shall have received (x) a certificate of each Loan Party, dated as of the date hereof and executed by an appropriate officer, which shall certify (A) that attached thereto is a true and correct copy of (i) the resolutions of the governing body of such Loan Party authorizing the execution, delivery and performance of this Second Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Second Amendment Effective Date, (ii) such Loan Party’s certificate or articles of incorporation or organization or equivalent Organization Document certified by the relevant authority of the jurisdiction of organization of such Loan Party and (iii) such Loan Party’s bylaws or operating, management or partnership agreement or equivalent Organization Document as in effect on the Second Amendment Effective Date and (B) to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party and (y) a good standing certificate for each Loan Party from its jurisdiction of incorporation or organization as of a recent date.

(e)    Closing Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Second Amendment Effective Date (unless such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) as of such earlier date), (ii) no Default or Event of Default shall have occurred that is continuing immediately prior to and after giving effect to this Second Amendment, (iii) since December 31, 2024, there has occurred no material adverse change in the business, assets, liabilities (actual or contingent), operations or condition (financial or otherwise) of the MLP, the Borrower General Partner or the Borrower and its Restricted Subsidiaries, taken as a whole, (iv) there is no litigation, investigation or proceeding known to and affecting the Borrower or any affiliate for which the Borrower is required to give notice under the Credit Agreement and as to which notice has not been given, and (v) no action, suit, investigation or proceeding is pending or, to the knowledge of such officer, threatened in any court or before any arbitrator or Governmental Authority by or against the Borrower, any Guarantor, the MLP’s general partner, or any of their respective properties that could reasonably be expected to have a Material Adverse Effect.
(f)    Mortgage Amendments. The Administrative Agent shall have received executed and recordable amendments to the Mortgages (in sufficient counterparts to facilitate recording in the applicable jurisdictions and offices) in form and substance satisfactory to the Administrative Agent.
(g)    Expenses. The Administrative Agent, the Arrangers and the Lenders, as applicable, shall have received all amounts due and payable on or prior to the Second Amendment Effective Date, including, without limitation, to the extent invoiced at least one (1) Business Day prior to the Second Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, to the extent invoiced at least one (1) Business Day prior to the Second Amendment Effective Date, the fees and expenses of Paul Hastings LLP, counsel to the Administrative Agent).
Each Lender, by delivering its signature page to this Second Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, this Second Amendment and each other document, agreement and/or instrument or other matter required to be approved by the Lenders on the Second Amendment Effective Date. All documents executed or submitted pursuant to this Section 3 by and on behalf of any of the Loan Parties shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel. The Administrative Agent agrees that it will, upon the satisfaction of the conditions contained in this Section 3, promptly provide notice to the Borrower and the Lenders of the occurrence of the

Second Amendment Effective Date. Such notice shall be final, conclusive and binding upon the Lenders and all parties to this Second Amendment for all purposes.

Section 4.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Second Amendment, each Loan Party represents and warrants to the Administrative Agent and to each Lender that:
(a)    This Second Amendment, the Existing Credit Agreement as amended hereby, and each other Loan Document have been duly authorized, executed, and delivered by the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity);
(b)    The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Second Amendment Effective Date, after giving effect to this Second Amendment, as if made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) as of such earlier date);
(c)    As of the date hereof, after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing or would result immediately after giving effect to this Second Amendment and the transactions contemplated hereby; and
(d)    No Loan Party has any defense to payment, counterclaim or rights of set-off with respect to the Obligations on the date hereof, either immediately before or immediately after giving effect to this Second Amendment.
Section 5.    Effect of Amendment.
(a)    This Second Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Existing Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Existing Credit Agreement, as amended hereby. Except as otherwise expressly provided by this Second Amendment, all of the terms, conditions and provisions of the Existing Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Existing Credit

Agreement, as amended hereby, shall continue in full force and effect, and that this Second Amendment and such Credit Agreement shall be read and construed as one instrument.
(b)    Each of the undersigned Guarantors is executing this Second Amendment in order to evidence that it hereby consents to and accepts the terms and conditions of this Second Amendment and the transactions contemplated hereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Second Amendment. Each of the Borrower and each of the other Loan Parties hereby confirms and agrees that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the other Loan Parties, remain in full force and effect, are unimpaired by this Second Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.
(c)    No failure or delay on the part of the Administrative Agent or the Lenders to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a waiver thereof, nor shall any single partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Documents and applicable law.
(d)    Upon and after the execution of this Second Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
Section 6.    Governing Law; Submission to Process. THIS SECOND AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 10.15(b) of the Credit Agreement shall apply to this Second Amendment, mutatis mutandis.
Section 7.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (A) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), AND (B) ANY RIGHT IT MAY HAVE

TO CLAIM OR RECOVER IN ANY SUCH LEGAL PROCEEDING ANY “SPECIAL DAMAGES”, AS DEFINED BELOW. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. AS USED IN THIS SECTION, “SPECIAL DAMAGES” INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS THAT ANY PARTY HERETO AS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.
Section 8.    Miscellaneous. The captions in this Second Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Second Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Second Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Second Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Second Amendment.
Section 9.    Entire Agreement. THIS SECOND AMENDMENT, THE EXISTING CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Remainder of Page Intentionally Blank.
Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership
By:    MARTIN OPERATING GP LLC,
    its General Partner
By:    MARTIN MIDSTREAM PARTNERS L.P.,
    its Sole Member
By:    MARTIN MIDSTREAM GP LLC,
    its General Partner

By:     /s/ Sharon L. Taylor
Name:     Sharon L. Taylor
Title:     Executive Vice President and Chief
Financial Officer

[Signature Page to Second Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership,
as a Guarantor
By:    MARTIN MIDSTREAM GP LLC,
    its General Partner

By:     /s/ Sharon L. Taylor
Name:    Sharon L. Taylor
Title:    Executive Vice President and Chief
Financial Officer

[Signature Page to Second Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

MARTIN OPERATING GP LLC,
a Delaware limited liability company,
as a Guarantor
By:    MARTIN MIDSTREAM PARTNERS L.P.,
    its Sole Member
By:    MARTIN MIDSTREAM GP LLC,
    its General Partner

By:     /s/ Sharon L. Taylor
Name:     Sharon L. Taylor
Title:     Executive Vice President and Chief
Financial Officer

[Signature Page to Second Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

MARTIN MIDSTREAM FINANCE CORP.,
a Delaware corporation,
as a Guarantor

By:     /s/ Sharon L. Taylor
Name:     Sharon L. Taylor
Title:     Executive Vice President and Chief
Financial Officer

[Signature Page to Second Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

TALEN’S MARINE & FUEL, LLC,
a Louisiana limited liability company,
as a Guarantor

By:     /s/ Sharon L. Taylor
Name:     Sharon L. Taylor
Title:     Executive Vice President and Chief
Financial Officer

[Signature Page to Second Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

MARTIN TRANSPORT, INC.,
a Texas corporation,
as a Guarantor

By:     /s/ Sharon L. Taylor
Name:    Sharon L. Taylor
Title:    Executive Vice President and Chief
Financial Officer

[Signature Page to Second Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By:     /s/ Sabrina Wang
Name: Sabrina Wang
Title: Manager, Agency

[Signature Page to Second Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

ROYAL BANK OF CANADA,
as a Lender

By:     /s/ Michael Sharp
Name: Michael Sharp
Title: Authorized Signatory

[Signature Page to Second Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

WELLS FARGO BANK, N.A.,
as Syndication Agent, a Lender and an L/C Issuer

By:     /s/ Brandon Kast
Name:    Brandon Kast
Title: Executive Director

[Signature Page to Second Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

CADENCE BANK,
as a Lender

By:     /s/ Michael Magee, Jr.
Name: Michael Magee, Jr.
Title: Senior Vice President
[Signature Page to Second Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

COMERICA BANK,
as a Lender

By:     /s/ Ansil Lynn
Name: Ansil Lynn
Title: Relationship Manager
[Signature Page to Second Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

THIRD COAST BANK,
as a Lender

By:     /s/ Benjamin Kerr
Name: Benjamin Kerr
Title: SVP
[Signature Page to Second Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

BOKF NA, DBA BANK OF TEXAS,
as a Lender

By:     /s/ Conor Raleigh
Name: Conor Raleigh
Title: Bank Officer
[Signature Page to Second Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

SCHEDULE 2.01
COMMITMENTS AS OF THE SECOND AMENDMENT EFFECTIVE DATE

Lender	Commitment	Applicable Percentage
Wells Fargo Bank, N.A.	$39,000,000.00	30.000000000%
Royal Bank of Canada	$34,450,000.00	26.500000000%
Comerica Bank	$16,250,000.00	12.500000000%
Third Coast Bank	$16,250,000.00	12.500000000%
BOKF, NA dba Bank of Texas	$13,000,000.00	10.000000000%
Cadence Bank	$11,050,000.00	8.500000000%
Total:	$130,000,000.00	100.00000000%
Schedule 2.01

Exhibit C

[See attached]
[exhibit C to Second Amendment to Fourth Amended and Restated Credit Agreement –
Martin Operating Partnership L.P.]

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE
(Pursuant to Section 6.02 of the Credit Agreement)

Financial Statement Date: ___________, ____

To:    Royal Bank of Canada, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Fourth Amended and Restated Credit Agreement effective as of February 8, 2023 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Martin Operating Partnership L.P., a Delaware limited partnership (the “Borrower”), Martin Midstream Partners L.P., a Delaware limited partnership (the “MLP”), Royal Bank of Canada, as Administrative Agent and Collateral Agent, and the Lenders from time to time party thereto. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Credit Agreement.

The undersigned Responsible Officer hereby certifies as of the date hereof that [he][she] is the __________________________ of the MLP General Partner, and that, as such, [he][she] is authorized to execute and deliver this Compliance Certificate (this “Certificate”) to the Administrative Agent on the behalf of the MLP. The undersigned Financial Officer hereby certifies as of the date hereof that [he][she] is the __________________________ of the Borrower, and that, as such [he][she] is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use the following for fiscal year-end financial statements]

Attached hereto as Schedule 1 are the year-end audited consolidated financial statements of the MLP and its Subsidiaries required by Section 6.01(a) of the Credit Agreement for the fiscal year of the MLP ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use the following for fiscal quarter-end financial statements]

Attached hereto as Schedule 1 are the unaudited consolidated financial statements of the MLP and its Subsidiaries required by Section 6.01(b) of the Credit Agreement for the fiscal quarter of the MLP ended as of the above date, together with a certificate of a Responsible Officer of the MLP stating that such financial statements fairly present the financial condition, results of operations and cash flows of the MLP and each of its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

[Use the following for both fiscal year-end and quarter-end financial statements]

1.    The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under [his][her] supervision, a detailed review of the transactions and condition (financial or otherwise) of the MLP and the Borrower during the accounting period covered by the attached financial statements.

2.    A review of the activities of the MLP and the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the MLP and the Borrower performed and observed all of their respective Obligations under the Loan Documents, and no Default or Event of Default has occurred and is continuing, except as follows (list of each such Default or Event of Default and include the information required by Section 6.03 of the Credit Agreement):

3.    The covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

4.    Each of the MLP, the Borrower and the Restricted Subsidiaries are in compliance with the notice and reporting obligations under Section 6(d) of the Security Agreements executed by each of the MLP, the Borrower and the Restricted Subsidiaries.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ______________, ________.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership, as Borrower

    By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
    its General Partner

    By:
    Name:
    Title:

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:
Name:
    Title:

SCHEDULE 1
to the Compliance Certificate

Financial Statements

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I. Section 7.14(a) – Interest Coverage Ratio
A. Consolidated EBITDA for four consecutive fiscal quarters ending on the Statement Date (“Subject Period”) (see Credit Agreement definition of “Consolidated EBITDA”):
1. Consolidated EBITDA (prior to pro forma adjustments for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments) (from Worksheet A):	$__________
2. Pro forma adjustments for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments calculated pursuant to Section 7.14(d):	$__________
3. Consolidated EBITDA, including pro forma adjustments for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments (Lines I.A.1 + I.A.2):	$__________
B. Consolidated Interest Charges for Subject Period:
1. Consolidated Interest Charges for the four consecutive fiscal quarters ending on the Statement Date:	$__________
2. Pro forma adjustment for Consolidated Interest Charges during the four consecutive fiscal quarters ending on the Statement Date (Section 7.14(d)):

3. Consolidated Interest Charges, including pro forma adjustments (Lines I.B.1 + I.B.2):	$__________
C. Interest Coverage Ratio:
1. Consolidated EBITDA for Subject Period, adjusted for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments (Line I.A.3):	$
2. Consolidated Interest Charges for Subject Period, adjusted for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments (Line I.B.3):[1]	$
1 For purposes of calculating Interest Coverage Ratio, Consolidated Interest Charges shall exclude (1) premium, fees, expenses and charges in connection with the repurchase and/or redemption of the 1.5 Lien Notes and the Second Lien Notes, (2) interest accrued on the 1.5 Lien Notes and the Second Lien Notes after such Indebtedness has been called for redemption and (3) fees, expenses, charges and discount paid in connection with the issuance of the New Second Lien Notes.

3. Imputed interest charges on Synthetic Lease Obligations of the MLP, the Borrower and the Restricted Subsidiaries for Subject Period:	$
4. Interest Coverage Ratio (Line I.C.1 ÷ (Lines I.C.2 + I.C.3)):	_____ to 1.00
Minimum required: 1.75:1.00
II. Section 7.14(b) – Total Leverage Ratio
A. Consolidated Funded Debt[2]	$
B. Consolidated EBITDA (including pro forma adjustments for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments) (Line I.A.3 above):	$
C. Total Leverage Ratio (Line II.A II.B): Maximum permitted: 4.75:1.00	_____ to 1.00
III. Section 7.14(c) – First Lien Leverage Ratio
A. Consolidated First Lien Funded Debt:	$
B. Consolidated EBITDA (including pro forma adjustments for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments) (Line I.A.3 above):	$
C. First Lien Leverage Ratio (Line III.A III.B): Maximum permitted: 1.25:1.00	_____ to 1.00
IV. Calculation of Compliance with Sections 7.06(c) and Section 2.03(b)(i) (Dispositions and Mandatory Prepayments)
A.    Section 2.03(b)(i) and Section 7.06(c): Attach a report showing each Disposition of property for fair market value for cash and otherwise permitted under Section 7.06(c) during the four (4) fiscal quarters ending on the Statement Date. For each such Disposition show:

1. The date that Net Cash Proceeds from such Disposition were received (the “Receipt Date”):	_______
2. The amount of Net Cash Proceeds received from such Disposition:	$
2 For purposes of calculating Total Leverage Ratio, calculations of Consolidated Funded Debt shall exclude the 1.5 Lien Notes and the Second Lien Notes; provided, that, such Indebtedness then outstanding has been called for redemption, and such redemption occurs no later than sixty (60) days thereafter, and the Borrower has deposited, or caused to be deposited, funds into a segregated account to redeem such Indebtedness in accordance with the last paragraph of Section 7.04 of the Credit Agreement.

3. The total amount of Net Cash Proceeds from Dispositions for fair market value for cash during the period from the Restatement Effective Date to such Receipt Date:	$
4. The value of 10% of the MLP’s, the Borrower’s and the Restricted Subsidiaries’ consolidated assets as of the end of the fiscal quarter immediately prior to such Receipt Date (“Threshold Amount”):	$
5. The Reduction Amount, as of the Receipt Date (Line IV.A.3 – IV.A.4):	$
6.    (a) If the Reduction Amount in Line IV.A.5 is a positive number, have the Net Cash Proceeds of such Disposition been Reinvested? If so, give amounts and date(s) of Reinvestment. (b) If not, has 365 days (in the case of a Casualty or Condemnation Disposition) or 180 days (in the case of any other type of Disposition) passed since the Receipt Date for such Disposition? (c) If yes, did the applicable Loan Party begin construction or enter into a purchase agreement for the applicable replacement asset prior to such date? (d) If yes, has 120 days passed since such date for such Disposition?
(a) Yes/No Amount: Date: (b) Yes/No (c) Yes/No (d) Yes/No
7.    If any portion of the Reduction Amount in Line IV.A.5 has not been reinvested within 365 or 180 days (or 485 or 300 days if the applicable Loan Party has begun construction or entered into a purchase agreement), as applicable, of the Receipt Date, specify amount not Reinvested.
$
8. Amount of Loans to be prepaid (Line IV.A.7):	$
V. Section 7.07 – Calculation of Available Cash and Quarterly Distributions
A. Available Cash of the MLP for the fiscal quarter ending on the Statement Date (from Worksheet B):	$
B. Available Cash of the Borrower for the fiscal quarter ending on the Statement Date (from Worksheet B):	$
C. Borrower Distributions of Available Cash made for the fiscal quarter ending on the Statement Date (attach a schedule showing date(s) and amount(s)) *
D. MLP Distributions of Available Cash made for the fiscal quarter ending on the Statement Date (attach a schedule showing date(s) and amount(s))*

*Not to exceed $0.005 per unit with respect to any given fiscal quarter unless (x) the pro forma Total Leverage Ratio is less than 4.50 to 1.00, (y) the pro forma First Lien Leverage Ratio is less than 1.00 to 1.00, in each case, as of the end of such fiscal quarter and (z) after giving effect to such Quarterly Distribution, on a pro forma basis, the Borrower and the Guarantors have minimum Liquidity of greater than or equal to thirty-five percent (35%) of the Commitments.

[End of Schedule 2—Worksheets A and B follow]

WORKSHEET A
CONSOLIDATED EBITDA CALCULATION

Consolidated EBITDA for four consecutive fiscal quarters ending on the Statement Date (“Subject Period”) (see Credit Agreement definition of “Consolidated EBITDA”):
1. Consolidated Net Income for Subject Period:	$
2. Consolidated Interest Charges for Subject Period:	$
3. Provision for income taxes for Subject Period:	$
4. Depreciation expenses for Subject Period:	$
5. Depletion expenses for Subject Period:	$
6. Amortization expenses for Subject Period:	$
7. Other non-cash charges and expenses:	$
8.    Consolidated EBITDA (prior to pro forma adjustments for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments pursuant to Section 7.14(d)) (Lines A.1 + A.2 + A.3 + A.4 + A.5 + A.6 + A.7) (to be entered as Line I.A.1 on Schedule 2):
$

        Exhibit C - Page 1

WORKSHEET B
CALCULATION OF AVAILABLE CASH

Available Cash of the MLP (calculated pursuant to the Limited Partnership Agreement (MLP))

A. Cash and cash equivalents of the MLP, the Borrower, and the Restricted Subsidiaries (the “Partnership Group”) on hand at the end of the quarter:	$__________
B. All additional cash and cash equivalents of the Partnership Group on hand on the date of determination resulting from working capital borrowings made after the end of the quarter:	$__________
C.    Cash reserves to provide for the proper conduct of the business of the Partnership Group (including reserves for future capital expenditures and for future credit needs of the MLP and the Restricted Subsidiaries) after the quarter:*
$__________
D.    Cash reserves to comply with applicable law, or any loan agreement, security agreement, mortgage, or any debt instrument or other agreement or obligation to which the Partnership Group is a party or its assets are subject:*
$__________
E. Cash reserves to provide funds for distributions under Section 6.4 or 6.5 of the MLP’s Partnership Agreement for any one or more of the next four quarters:*	$__________
F. Available Cash of the MLP (Line A + B – C – D – E) (to be entered as Line V.A on Schedule 2):	$__________
* If there is an amount entered in C, D, or E above, attach a general description of purpose/reason for such reserves.

        Exhibit C - Page 2

Available Cash of the Borrower (calculated pursuant to the Limited Partnership Agreement (Borrower))

A. All cash and cash equivalents of the Borrower on hand at the end of the quarter:	$__________
B.    All additional cash and cash equivalents of the Borrower on hand on the date of determination of Available Cash with respect to such quarter resulting from working capital borrowings made subsequent to the end of such quarter:
$__________
C.    Cash reserves to provide for the proper conduct of the business of the Borrower (including reserves for future capital expenditures and for anticipated future credit needs of the Borrower) subsequent to such quarter:*
$__________
D.    Cash reserves to comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which any member of the Partnership Group is a party or by which it is bound or its assets are subject:*
$__________
E. Cash reserves to provide funds for distributions under Section 6.4 or 6.5 of the MLP’s Partnership Agreement in respect of any one or more of the next four quarters:*	$__________
F. Available Cash of the Borrower (Line A + B – C – D – E) (to be entered as Line V.B on Schedule 2):	$__________
* If there is an amount entered in C, D, or E above, attach a general description of purpose/reason for such reserves.

        Exhibit C - Page 3